RAMP SERIES 2004-RS3 TRUST

        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2004-RS3

                           $600,000,000 (APPROXIMATE)

                               Subject to Revision

                    March 11, 2004 - Computational Materials


Copyright 2004 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. (JPMorgan), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on collateral information provided by Residential Funding Corporation (the "Seller"). The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

THIS INFORMATION IS FURNISHED TO YOU BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.


JPMORGAN



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
JP MORGAN [GRAPHIC OMITTED]

                                               COMPUTATIONAL MATERIALS FOR
--------------------------------------------------------------------------
                                                RAMP SERIES 2004-RS3 TRUST
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                       NEW ISSUE COMPUTATIONAL MATERIALS



                           $600,000,000 (APPROXIMATE)

                           RAMP SERIES 2004-RS3 TRUST
                                     Issuer

                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                   Depositor

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2004-RS3


                                 March 11, 2004




EXPECTED TIMING:      Pricing Date:       On or about March [12], 2004
                      Settlement Date:    On or about March [29], 2004
                      First Payment       April 26, 2004
                      Date:


STRUCTURE: Group I (Fixed):    $[500.0] million senior/subordinate structure
           Group II (ARMs):    $[100.0] million senior/subordinate structure
           Rating Agencies:    Moody's and Standard & Poor's



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
JP MORGAN [GRAPHIC OMITTED]


                  RAMP SERIES 2004-RS3 TRUST STRUCTURE SUMMARY

                                [MARCH 11, 2004]
               $[600,000,000] (APPROXIMATE - SUBJECT TO REVISION)
                CHARACTERISTICS OF THE CERTIFICATES (1), (2), (3)

 -------------- ---------- ------------- ----------- ------ ----------- ------------- -------------- ----------------- -------------

                                                     Pmt.     Interest                Pmt.  Window                            Final
                 Amount        Ratings               Delay    Accrual     WAL (yrs.)  (mos.) to Call  Exp. Maturity to    Scheduled
     Class         ($)     (S&P /Moody's)  Bond Type  (days)    Basis       to Call      / # of mos.         Call           Maturity
 -------------- ---------- ------------- ----------- ------ ----------- ------------- -------------- ----------------- -------------
 A-I-1          $187,400,000 AAA / Aaa   Sr Fltr (4)    0   Actual/360      1.10         1-26/26         May 2006      December 2023
 A-I-2          $101,800,000 AAA / Aaa    Sr Fxd (5)   24     30/360        3.00        26-50/25         May 2008         June 2029
 A-I-3          $42,200,000  AAA / Aaa    Sr Fxd (7)   24     30/360        5.00        50-72/23        March 2010        June 2031
 A-I-4          $66,850,000  AAA / Aaa      Sr Fxd     24     30/360        8.66        72-115/44
                                            (6,7)                                                      October 2013       March 2034
 A-I-5          $44,250,000  AAA / Aaa     Sr Fxd -    24      30/360       6.77        37-115/79
                                           NAS (7)                                                     October 2013       March 2034
 A-II           $88,500,000  AAA / Aaa     Sr Fltr      0    Actual/360     3.01        1-115/115
                                            (6,8)                                                      October 2013       March 2034
 M-1            $25,500,000   AA / Aa2     Mez Fxd     24      30/360       6.32        37-115/79
                                            (6,9)                                                      October 2013       March 2034
 M-2            $21,000,000    A / A2      Mez Fxd     24      30/360       6.32        37-115/79
                                            (6,9)                                                      October 2013       March 2034
 M-3            $10,500,000 BBB+ / Baa1    Mez Fxd     24      30/360       6.32        37-115/79
                                            (6,9)                                                      October 2013       March 2034
 M-4            $6,000,000   BBB / Baa2    Mez Fxd     24      30/360       6.32        37-115/79
                                            (6,9)                                                      October 2013       March 2034
 M-5            $6,000,000  BBB- / Baa3    Mez Fxd     24      30/360       6.01        37-112/76
                                            (6,9)                                                       July 2013         March 2034
 GRAND TOTAL    $600,000,000
 -------------- ---------- ------------- ----------- ------ ----------- ------------- -------------- ----------------- -------------

NOTES:
(1) Class sizes subject to a 10% variance.

(2) Pricing Prepayment Assumption: Group I Loans: 20% HEP (2.0% CPR in month 1, building to 20% CPR by month 10, and remaining constant at 20% CPR thereafter) Group II Loans: 25% HEP (2.5% CPR in month 1, building to 25% CPR by month 10, and remaining constant at 25% CPR thereafter)

(3) Each Certificate is illustrated as priced to both (i) the 10% optional call and (ii) to the maturity of the related Loan Group.

(4) The pass-through rate on the Class A-I-1 Certificates will be equal to the lesser of (i) one-month LIBOR plus the related margin and (ii) the Class A-I Net WAC Cap Rate.

(5) The pass-through rate on the Class A-I-2 Certificates will be equal to the related fixed rate per annum.

(6) If the 10% optional call is not exercised, the coupon on the Class A-I-4 and the Class M-1 through Class M-5 Certificates will increase by 0.50% per annum beginning on the second Distribution Date after the first possible optional call date. Likewise, if the 10% optional call is not exercised, the margin on the Class A-II Certificates will double beginning on the second Distribution Date after the first possible optional call date.

(7)  The  pass-through   rates  on  the  Class  A-I-3,  Class  A-I-4  and  Class
     A-I-5Certificates will be equal to the related fixed rate per annum, subject to the Class A-I Net WAC Cap Rate.

(8) The pass-through rates on the Class A-II Certificates will be equal to the least of (i) one-month LIBOR plus the related margin, (ii) the Class A-II Net WAC Cap Rate and (iii) 14.00% per annum.

(9) The pass-through rates on the Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates will be equal to the related fixed rate per annum, subject to the Class M Net WAC Cap Rate.


-------------------------------------------------------------------------------------------------------
           THE                      INFORMATION   CONTAINED   HEREIN   WILL   BE
                                    SUPERSEDED   BY  THE   DESCRIPTION   OF  THE
                                    COLLATERAL   CONTAINED  IN  THE   PROSPECTUS
                                    SUPPLEMENT.
-------------------------------------------------------------------------------------------------------

                        RAMP SERIES 2004-RS3 - TOTAL POOL COLLATERAL CHARACTERISTICS(1)

                                 SUMMARY REPORT

--------------------------------------------------------------------------------------------------
                                         EXPANDED
                           ALTERNET      CRITERIA      HOME SOLUTION
                          EXCEPTIONS    EXCEPTIONS       EXCEPTIONS       JUMBO A
                                                       (1ST LIEN HIGH
                          (SUBPRIME)      (ALT-A)              LTV)      EXCEPTIONS       TOTAL
SHELF                        RASC          RALI           RAMP-RZ          RFMSI
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
PERCENT OF TOTAL            34.12%        51.18%           10.90%          3.81%       100.00%
PRINCIPAL BALANCE ($)    $196,645,491  $294,982,460     $62,814,526     $21,959,752  $576,402,229
NUMBER OF LOANS              1,425         1,792            479              57         3,753
AVERAGE BALANCE ($)        $137,997      $164,611         $131,137        $385,259     $153,584
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
WA MORTGAGE RATE            8.062%        6.898%           7.331%          5.960%       7.307%
WA AGE (MOS)                   2             1               2               3            2
WA REMAINING TERM TO
MATURITY (MOS)                353           347             354             349          350
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
WA CREDIT SCORE               635           690             725             703          676
WA ORIGINAL LTV *           93.65%        85.33%          100.08%          75.95%       89.42%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
ORIGINAL LTV>80% W/MI        0.14%        96.22%           0.23%           41.77%       39.92%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
PURCHASE                    55.51%        62.44%           67.14%          36.65%       59.60%
EQUITY REFINANCE            38.82%        26.35%           28.74%          33.66%       31.14%
RATE/TERM REFINANCE          5.68%        11.21%           4.11%           29.69%       9.25%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
PREPAYMENT PENALTY          72.14%        39.92%           76.97%          2.85%        53.54%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
SERVICED BY HOMECOMINGS
(2)                         100.00%       91.49%          100.00%          93.86%       95.41%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
CURRENT                     98.40%        100.00%          96.43%         100.00%       99.06%
30 TO 59 DAYS
DELINQUENT                   1.57%         0.00%           3.57%           0.00%        0.93%
60 TO 89 DAYS
DELINQUENT                   0.03%         0.00%           0.00%           0.00%        0.01%
--------------------------------------------------------------------------------------------------

(1) The Mortgage Loans as of the Closing Date will include approximately $23,597,771 of fixed-and adjustable rate Mortgage Loans that are not included in the preliminary information set forth in this document. Information about all of the Mortgage Loans as of the Closing Date will be contained in the Prospectus Supplement, which will supersede all information in this document.

(2) Includes loans that will be transferred to HomeComings within 90 days of the Closing Date.



           THE                      INFORMATION   CONTAINED   HEREIN   WILL   BE
                                    SUPERSEDED   BY  THE   DESCRIPTION   OF  THE
                                    COLLATERAL   CONTAINED  IN  THE   PROSPECTUS
                                    SUPPLEMENT.
-------------------------------------------------------------------------------------------------------

                                     CREDIT SCORE DISTRIBUTION
                                                                                         WEIGHTED
                                                                           AVERAGE        AVERAGE
                             NUMBER OF      PRINCIPAL    % OF PRINCIPAL   PRINCIPAL      ORIGINAL
RANGE OF CREDIT SCORES         LOANS         BALANCE        BALANCE        BALANCE          LTV
----------------------         -----         -------        -------        -------          ---
500 to 519                         1           $71,819        0.01 %       $71,819         75.00 %
520 to 539                         4           319,694        0.06          79,924         70.16
540 to 559                        35         4,019,529        0.70         114,844         90.09
560 to 579                       116        14,006,243        2.43         120,743         91.89
580 to 599                       180        22,665,321        3.93         125,918         93.88
600 to 619                       301        42,435,390        7.36         140,981         91.87
620 to 639                       444        68,128,604       11.82         153,443         90.13
640 to 659                       454        77,800,059       13.50         171,366         87.33
660 to 679                       457        76,118,636       13.21         166,562         85.37
680 to 699                       468        72,611,872       12.60         155,154         88.37
700 to 719                       445        69,787,886       12.11         156,827         89.50
720 to 739                       362        55,391,911        9.61         153,016         91.18
740 to 759                       255        38,413,583        6.66         150,642         92.52
760 or greater                   225        33,851,988        5.87         150,453         91.08
Subtotal with Credit                                                                             %
---------------------
Scores                         3,747      $575,622,533       99.86 %       153,622         89.44
------                         -----      ------------       -----         -------         -----
   Not Available                   6           779,695        0.14         129,949         71.52
TOTAL:                         3,753      $576,402,229      100.00 %      $153,584         89.42 %


                             ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
                                                                              WEIGHTED    WEIGHTED
                                                                  AVERAGE      AVERAGE     AVERAGE
                                                       % OF      PRINCIPAL     CREDIT     ORIGINAL
ORIGINAL MORTGAGE          NUMBER OF   PRINCIPAL    PRINCIPAL
AMOUNT ($)                   LOANS      BALANCE      BALANCE      BALANCE       SCORE        LTV
----------                   -----      -------      -------      -------       -----        ---
0 to 100,000                  1,268    $92,902,391     16.12 %    $73,267        673        91.10 %
100,001 to 200,000            1,702    241,440,265     41.89      141,857        672        92.19
200,001 to 300,000              473    114,548,731     19.87      242,175        675        89.17
300,001 to 400,000              196     67,668,983     11.74      345,250        686        87.45
400,001 to 500,000               66     29,622,925      5.14      448,832        685        81.89
500,001 to 600,000               28     15,105,672      2.62      539,488        690        79.66
600,001 to 700,000               12      7,603,907      1.32      633,659        695        74.85
700,001 to 800,000                1        729,422      0.13      729,422        676        70.00
800,001 to 900,000                4      3,442,861      0.60      860,715        664        74.96
900,001 to 1,000,000              2      1,983,404      0.34      991,702        645        55.99
1,300,001 to 1,400,000            1      1,353,667      0.23    1,353,667        729        51.00
----------------------            -      ---------      ----    ---------        ---        -----
TOTAL:                        3,753   $576,402,229    100.00 %   $153,584        676        89.42 %




           THE                      INFORMATION   CONTAINED   HEREIN   WILL   BE
                                    SUPERSEDED   BY  THE   DESCRIPTION   OF  THE
                                    COLLATERAL   CONTAINED  IN  THE   PROSPECTUS
                                    SUPPLEMENT.
-------------------------------------------------------------------------------------------------------

                                           MORTGAGE RATES
                                                                              WEIGHTED    WEIGHTED
                                                                  AVERAGE      AVERAGE     AVERAGE
                                                       % OF      PRINCIPAL     CREDIT     ORIGINAL
ORIGINAL MORTGAGE          NUMBER OF   PRINCIPAL    PRINCIPAL
RATE (%)                     LOANS      BALANCE      BALANCE      BALANCE       SCORE        LTV
--------                     -----      -------      -------      -------       -----        ---
4.000 to 4.499                    2       $348,306      0.06 %    $174,153       705        66.81 %
4.500 to 4.999                    4      1,085,760      0.19       271,440       703        61.09
5.000 to 5.499                   33      6,129,381      1.06       185,739       702        60.12
5.500 to 5.999                  131     31,598,559      5.48       241,210       697        75.06
6.000 to 6.499                  352     69,864,742     12.12       198,479       703        81.44
6.500 to 6.999                  689    116,641,935     20.24       169,292       697        88.66
7.000 to 7.499                  744    108,716,278     18.86       146,124       685        91.08
7.500 to 7.999                  782    114,731,833     19.90       146,716       664        92.80
8.000 to 8.499                  457     60,685,833     10.53       132,792       655        95.33
8.500 to 8.999                  303     39,443,309      6.84       130,176       627        95.12
9.000 to 9.499                   98     11,493,528      1.99       117,281       615        96.14
9.500 to 9.999                   99     10,624,439      1.84       107,318       603        95.42
10.000 to 10.499                 29      2,769,100      0.48        95,486       593        93.97
10.500 to 10.999                 18      1,424,499      0.25        79,139       601        96.75
11.000 to 11.499                  4        313,790      0.05        78,447       582        86.48
11.500 to 11.999                  6        459,955      0.08        76,659       605        97.06
12.000 to 12.499                  1         49,853      0.01        49,853       592       100.00
14.500 to 14.999                  1         21,128      0.01        21,128       740       101.00
----------------                  -         ------      ----        ------       ---       ------
TOTAL:                        3,753   $576,402,229    100.00 %    $153,584       676        89.42 %


                                         NET MORTGAGE RATES
                                                                              WEIGHTED    WEIGHTED
                                                                  AVERAGE      AVERAGE     AVERAGE
                                                       % OF      PRINCIPAL     CREDIT     ORIGINAL
NET MORTGAGE               NUMBER OF   PRINCIPAL    PRINCIPAL
RATE (%)                     LOANS      BALANCE      BALANCE      BALANCE       SCORE        LTV
--------                     -----      -------      -------      -------       -----        ---
4.000 to 4.499                    4       $872,958      0.15 %    $218,239       706        72.53 %
4.500 to 4.999                   18      4,058,760      0.70       225,487       703        54.86
5.000 to 5.499                   94     20,410,825      3.54       217,136       694        74.52
5.500 to 5.999                  321     68,356,896     11.86       212,950       702        79.31
6.000 to 6.499                  553     97,002,878     16.83       175,412       696        87.45
6.500 to 6.999                  830    125,849,033     21.83       151,625       686        90.84
7.000 to 7.499                  854    124,611,576     21.62       145,915       669        92.25
7.500 to 7.999                  519     68,160,835     11.83       131,331       654        95.63
8.000 to 8.499                  303     40,490,005      7.02       133,630       634        94.84
8.500 to 8.999                  117     13,016,623      2.26       111,253       621        95.98
9.000 to 9.499                   83      8,814,950      1.53       106,204       605        95.62
9.500 to 9.999                   33      2,958,619      0.51        89,655       598        95.28
10.000 to 10.499                 13      1,031,616      0.18        79,355       604        92.72
10.500 to 10.999                  5        372,081      0.06        74,416       625        98.04
11.000 to 11.499                  4        323,592      0.06        80,898       579        95.82
11.500 to 11.999                  1         49,853      0.01        49,853       592       100.00
14.000 to 14.499                  1         21,128      0.01        21,128       740       101.00
----------------                  -         ------      ----        ------       ---       ------
TOTAL:                        3,753   $576,402,229    100.00 %    $153,584       676        89.42 %



           THE                      INFORMATION   CONTAINED   HEREIN   WILL   BE
                                    SUPERSEDED   BY  THE   DESCRIPTION   OF  THE
                                    COLLATERAL   CONTAINED  IN  THE   PROSPECTUS
                                    SUPPLEMENT.
-------------------------------------------------------------------------------------------------------

                                   ORIGINAL LOAN-TO-VALUE RATIOS
                                                                                         WEIGHTED
                                                                            AVERAGE       AVERAGE
ORIGINAL LOAN-TO-VALUE       NUMBER OF      PRINCIPAL    % OF PRINCIPAL    PRINCIPAL      CREDIT
RATIO (%)                      LOANS         BALANCE         BALANCE        BALANCE        SCORE
---------                      -----         -------         -------        -------        -----
0.01 to 50.00                     53        $7,167,736        1.24 %       $135,240          676
50.01 to 55.00                    12         4,559,416        0.79          379,951          690
55.01 to 60.00                    30         6,452,054        1.12          215,068          670
60.01 to 65.00                    32         6,154,564        1.07          192,330          673
65.01 to 70.00                    67        14,469,448        2.51          215,962          668
70.01 to 75.00                    97        17,334,254        3.01          178,704          682
75.01 to 80.00                   577       107,387,530       18.63          186,114          685
80.01 to 85.00                   164        24,748,586        4.29          150,906          660
85.01 to 90.00                   500        80,045,237       13.89          160,090          666
90.01 to 95.00                   901       135,286,710       23.47          150,152          661
95.01 to 100.00                1,246       162,174,147       28.14          130,156          686
100.01 to 105.00                  66         9,167,873        1.59          138,907          707
105.01 or greater                  8         1,454,673        0.25          181,834          708
-----------------                  -         ---------        ----          -------          ---
TOTAL:                         3,753      $576,402,229      100.00 %       $153,584          676
(1)  As of the closing date, no loan will have a Loan-to-Value ratio greater than 125.00%.


                         GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
                                                                               WEIGHTED    WEIGHTED
                                                                  AVERAGE      AVERAGE     AVERAGE
                                                       % OF      PRINCIPAL      CREDIT     ORIGINAL
                           NUMBER OF   PRINCIPAL    PRINCIPAL
STATE                        LOANS      BALANCE      BALANCE      BALANCE       SCORE        LTV
-----                        -----      -------      -------      -------       -----        ---
Florida                         417    $57,449,414      9.97 %    $137,768       664         89.69 %
California                      191     52,298,624      9.07       273,815       684         81.78
New York                        178     50,017,231      8.68       280,996       687         86.41
Texas                           342     39,915,183      6.92       116,711       663         92.12
Illinois                        170     28,114,847      4.88       165,381       678         91.34
Georgia                         196     26,722,553      4.64       136,340       660         91.47
Michigan                        175     21,216,316      3.68       121,236       668         93.16
New Jersey                       90     21,179,095      3.67       235,323       690         86.65
Arizona                         119     20,446,371      3.55       171,818       680         89.61
Ohio                            159     17,692,391      3.07       111,273       680         93.06
Other                         1,716    241,350,205     41.87       140,647       676         90.37
-----                         -----    -----------     -----       -------       ---         -----
TOTAL:                        3,753   $576,402,229    100.00 %    $153,584       676         89.42 %
(1)  Other includes states and the District of Columbia with less than 3.00% concentrations individually.


                                        MORTGAGE LOAN PURPOSE
                                                                               WEIGHTED    WEIGHTED
                                                                  AVERAGE      AVERAGE      AVERAGE
                                                       % OF      PRINCIPAL      CREDIT     ORIGINAL
LOAN                       NUMBER OF   PRINCIPAL    PRINCIPAL
PURPOSE                      LOANS      BALANCE      BALANCE      BALANCE       SCORE         LTV
-------                      -----      -------      -------      -------       -----         ---
Purchase                      2,334   $343,561,042     59.60 %    $147,198       683         93.06 %
Equity Refinance              1,115    179,511,512     31.14       160,997       662         85.13
Rate/Term Refinance             304     53,329,674      9.25       175,427       676         80.41
-------------------             ---     ----------      ----       -------       ---         -----
TOTAL:                        3,753   $576,402,229    100.00 %    $153,584       676         89.42 %



-------------------------------------------------------------------------------------------------------
           THE                      INFORMATION   CONTAINED   HEREIN   WILL   BE
                                    SUPERSEDED   BY  THE   DESCRIPTION   OF  THE
                                    COLLATERAL   CONTAINED  IN  THE   PROSPECTUS
                                    SUPPLEMENT.
-------------------------------------------------------------------------------------------------------

                                           OCCUPANCY TYPE
                                                                               WEIGHTED    WEIGHTED
                                                                  AVERAGE      AVERAGE      AVERAGE
                                                       % OF      PRINCIPAL      CREDIT     ORIGINAL
OCCUPANCY                  NUMBER OF   PRINCIPAL    PRINCIPAL
TYPE                         LOANS      BALANCE      BALANCE      BALANCE       SCORE         LTV
----                         -----      -------      -------      -------       -----         ---
Primary Residence             2,935   $483,912,410     83.95 %    $164,876       670         89.70 %
Non Owner-occupied              769     82,311,625     14.28       107,037       705         88.76
Second/Vacation                  49     10,178,194      1.77       207,718       696         81.69
---------------                  --     ----------      ----       -------       ---         -----
TOTAL:                        3,753   $576,402,229    100.00 %    $153,584       676         89.42 %


                                      MORTGAGED PROPERTY TYPES
                                                                                 WEIGHTED   WEIGHTED
                                                                       AVERAGE   AVERAGE    AVERAGE
                                                            % OF      PRINCIPAL   CREDIT    ORIGINAL
PROPERTY                          NUMBER OF  PRINCIPAL    PRINCIPAL
TYPE                                LOANS     BALANCE      BALANCE     BALANCE    SCORE       LTV
----                                -----     -------      -------     -------    -----       ---
Single-family detached              2,720  $399,999,380    69.40 %    $147,059     673       89.84 %
Planned Unit Developments
(detached)                            431    79,230,308    13.75       183,829     667       88.11
Two- to four-family units             306    57,337,577     9.95       187,378     696       87.20
Condo Low-Rise (less than 5
stories)                              189    25,305,068     4.39       133,889     689       91.43
Planned Unit Developments
(attached)                             77    10,293,245     1.79       133,679     687       94.84
Manufactured Home                      18     2,134,893     0.37       118,605     640       79.93
Townhouse                               9     1,839,433     0.32       204,381     710       77.77
Condo Mid-Rise (5 to 8 stories)         3       262,326     0.05        87,442     749       80.28
-------------------------------         -       -------     ----        ------     ---       -----
TOTAL:                              3,753  $576,402,229   100.00 %    $153,584     676       89.42 %


                                  MORTGAGE LOAN DOCUMENTATION TYPES
                                                                               WEIGHTED    WEIGHTED
                                                                  AVERAGE      AVERAGE      AVERAGE
                                                       % OF      PRINCIPAL      CREDIT     ORIGINAL
                           NUMBER OF   PRINCIPAL    PRINCIPAL
DOCUMENTATION TYPE           LOANS      BALANCE      BALANCE      BALANCE       SCORE         LTV
-------------------          -----      -------      -------      -------       -----         ---
Reduced Documentation         1,724   $299,238,452     51.91 %    $173,572       676         86.07 %
Full Documentation            2,029    277,163,776     48.09       136,601       675         93.04
------------------            -----    -----------     -----       -------       ---         -----
TOTAL:                        3,753   $576,402,229    100.00 %    $153,584       676         89.42 %


                                      PREPAYMENT PENALTY TERMS
                                                                               WEIGHTED    WEIGHTED
                                                                  AVERAGE      AVERAGE      AVERAGE
                                                       % OF      PRINCIPAL      CREDIT     ORIGINAL
PREPAYMENT                  NUMBER OF  PRINCIPAL    PRINCIPAL
PENALTY TERM                  LOANS     BALANCE      BALANCE      BALANCE       SCORE         LTV
------------                  -----     -------      -------      -------       -----         ---
None                          1,758   $267,821,728     46.46 %    $152,345       686         87.47 %
12 Months                       222     45,810,182      7.95       206,352       673         88.76
24 Months                       505     76,259,482     13.23       151,009       638         93.42
36 Months                     1,040    144,014,396     24.99       138,475       675         93.17
60 Months                       222     41,530,871      7.21       187,076       682         82.09
Other (1)                         6        965,569      0.17       160,928       730        100.00
---------
TOTAL:                        3,753   $576,402,229    100.00 %    $153,584       676         89.42 %

(1) Not 0, 12, 24, 36 or 60 months and not more than 60 months.
